UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 12, 2010

NATIONAL SEMICONDUCTOR CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	1-6453	95-2095071
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2900 SEMICONDUCTOR DRIVE, P.O. BOX 58090 SANTA CLARA, CALIFORNIA	95052-8090
(Address of principal executive offices)	(Zip Code)

(408) 721-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A. 2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

NATIONAL SEMICONDUCTOR CORPORATION

Item 8.01	OTHER EVENTS

On July 14, 2010, the Company announced its Board of Directors had declared a cash dividend of $.10 per outstanding share of Company common stock.  The dividend will be paid on October 12, 2010 to Company shareholders of record as of the close of business on September 20, 2010.

Exhibit No.                      Description of Exhibit

99.1	News Release dated July 14, 2010 issued by National Semiconductor Corporation*

*This exhibit is intended to be furnished and shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended.

This report contains forward-looking statements dependent on a number of risks and uncertainties pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Except for historical information contained therein, the matters set forth in this report, including management’s expectations regarding future performance, are forward-looking statements that involve certain risks and uncertainties that could cause actual results to differ materially from those forward-looking statements.  Potential risks and uncertainties include, but are not restricted to, such factors as new orders received and shipped during the quarter, the degree of factory utilization, the timing of certain activities and the costs to be incurred in conducting certain activities.  Other risk factors are included in the Company’s Annual Report on Form 10-K for the fiscal year ended May 31, 2009 under the captions “Outlook,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Conditions and Results of Operations” contained therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL SEMICONDUCTOR CORPORATION

Dated: July 14, 2010	//S// Jamie E. Samath
Jamie E. Samath Vice President and Corporate Controller Signing on behalf of the registrant and as principal accounting officer

Exhibit  99.1

Media Contact:                                                                Financial:
LuAnn Jenkins                                                                Mark Veeh
(408) 721-2440                                                                  (408) 721-5007
luann.jenkins@nsc.com                                                 invest.group@nsc.com

National Semiconductor Announces Next Quarterly Dividend

Increased Dividend To Be Paid After Company’s First Fiscal Quarter

(SANTA CLARA, CALIF.), July 14, 2010 - National Semiconductor Corporation (NYSE:NSM) announced today that its Board of Directors, at a regularly scheduled meeting, has declared a cash dividend of $0.10 per outstanding share of common stock. The new dividend, which is an increase from the prior quarter’s dividend of $0.08 per common share, will be paid on Oct. 12, 2010 to shareholders of record at the close of business on Sept. 20, 2010.

National Semiconductor’s fully diluted weighted average share count was 243.6 million shares for the fourth quarter of fiscal of 2010, which ended May 30, 2010.

About National Semiconductor
National Semiconductor is a leader in power management technology. Known for its easy-to-use analog integrated circuits and world-class supply chain, National’s high-performance analog products enable its customers’ systems to be more energy efficient. Headquartered in Santa Clara, Calif., National reported sales of $1.42 billion for fiscal 2010. Additional information is available at www.national.com.

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